UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): December 14, 2015
CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)
(847) 397-1700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On December 14, 2015, CDK Global, Inc. (the “Company”) entered into a Credit Agreement among the Company, the lenders party thereto and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”), providing for a senior unsecured term loan facility (the “term loan facility”).
The Credit Agreement provides the Company with a term loan facility in an aggregate principal amount of $250 million, which is available in a single drawing on December 14, 2015. The term loan facility will mature on the fifth anniversary of the closing date, and will be subject to amortization in equal quarterly installments of 1.25% of the aggregate principal amount of the term loans made on the closing date, with any unpaid principal amount to be due and payable on the maturity date.
Borrowings under the term loan facility will be used for general corporate purposes, which may, without limitation, include the repurchase of shares of the Company’s common stock as part of a new return of capital plan and pursuant to an accelerated share repurchase, as described below in Item 8.01. The term loan facility is unsecured, and the loans thereunder will bear interest at the same rates as specified in the Company’s credit agreement dated September 16, 2014.
The term loan facility contains various covenants and restrictive provisions, including limitations on the ability of the Company’s subsidiaries to incur additional indebtedness; the ability of the Company to consolidate or merge with other entities; and the ability of the Company and its subsidiaries to incur liens, to enter into sale and leaseback transactions and to enter into agreements restricting the ability of the Company’s subsidiaries to pay dividends. If the Company fails to perform its obligations under these and other covenants, any outstanding borrowings, together with accrued interest, under the term loan facility could be declared immediately due and payable. The term loan facility also contains customary events of default.
The term loan facility also contains financial covenants that provide that (A) the ratio of the Company’s total consolidated indebtedness to consolidated EBITDA shall not exceed 3.50 to 1.00 and (B) the ratio of the Company’s consolidated EBITDA to consolidated interest expense shall be a minimum of 3.00 to 1.00.
Item 8.01    Other Events.
On December 14, 2015, the Company entered into an accelerated share repurchase (“ASR”) agreement with Morgan Stanley & Co. LLC (“Morgan Stanley”) to purchase $250 million of the Company’s common stock. Under the terms of the ASR agreement, the Company will make a $250 million payment to Morgan Stanley on December 15, 2015 and will receive from them on the same day an initial delivery of approximately 4.3 million shares of the Company’s common stock. The final number of shares to be purchased will be based on the average of the daily volume-weighted average price of the Company’s common stock during the term of the ASR transaction, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR agreement. At settlement, under certain circumstances, the Company may be entitled to receive additional shares of the Company’s common stock from Morgan Stanley or, under certain circumstances, the Company may be required to deliver shares of common stock or to make a cash payment, at the Company’s election, to Morgan Stanley. The final settlement of the transaction under the ASR agreement is expected to occur no later than the end of the Company's fiscal year ending June 30, 2016, and may be accelerated at the option of Morgan Stanley.
The ASR agreement contains customary terms for these types of transactions, including the mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, the required timing of delivery upon settlement, the specific circumstances under which adjustments may be made to the transaction, the specific circumstances under which the transaction may be cancelled prior to the scheduled maturity and various acknowledgements, representations and warranties made by the Company and Morgan Stanley, as applicable, to one another.
On December 14, 2015, the Company issued a press release announcing the term loan facility and the launch of the accelerated share repurchase program. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Safe Harbor for Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including forecasts for CDK Global’s fiscal year ending June 30, 2016, statements concerning CDK Global’s business transformation plan, other plans, objectives, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and business outlook, business trends, intention to make share repurchases and to declare and pay future dividends and other information, may be forward-looking statements. Words such as “might,” “will,” “may,” “could,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “assumes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by these forward-looking statements.
Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: CDK Global’s ability to timely and effectively implement its transformation plan as planned; success in obtaining, retaining and selling additional services to clients; the pricing of products and services; changes in overall market and economic conditions, technology trends, and auto sales and advertising trends; competitive conditions; changes in regulations; changes in technology; security breaches, interruptions, failures and/or other errors involving CDK Global’s systems or networks; availability of skilled technical personnel and the impact of new acquisitions and divestitures.
The statements in this document are made as of the date of this document, even if subsequently made available by CDK Global on its website or otherwise. CDK Global disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. These risks and uncertainties, along with the risk factors discussed in CDK Global’s reports filed with the Securities and Exchange Commission (SEC), including those discussed under “Part I, Item 1A. Risk Factors” in CDK Global’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its most recent Quarterly Report on Form 10-Q should be considered in evaluating any forward-looking statements contained herein. These filings can be found on CDK Global’s website at www.cdkglobal.com and the SEC’s website at www.sec.gov.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of Exhibit
10.1
Credit Agreement, dated as of December 14, 2015, among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

99.1	Press Release dated December 14, 2015, issued by CDK Global, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2015	CDK Global, Inc.
	By:	/s/ ALFRED A. NIETZEL Alfred A. Nietzel Vice President, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
10.1
Credit Agreement, dated as of December 14, 2015, among the Company, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

99.1	Press Release dated December 14, 2015, issued by CDK Global, Inc.

4